SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ARMSTRONG WORLD INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 13, 2017.

ARMSTRONG WORLD INDUSTRIES, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 28, 2017
Date: July 13, 2017 Time: 8:00 a.m.
ARMSTRONG WORLD INDUSTRIES, INC. MARK A. HERSHEY 2500 COLUMBIA AVENUE LANCASTER, PA 17603	Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/awi2017.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/awi2017 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT      ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:                     www.proxyvote.com

2) BY TELEPHONE:                 1-800-579-1639

3) BY E-MAIL*:                        sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 29, 2017 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/awi2017. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
	Nominees:
01)	Stan A. Askren	06)	James J. O’Connor
02)	Victor D. Grizzle	07)	John J. Roberts
03)	Tao Huang	08)	Gregory P. Spivy
04)	Larry S. McWilliams	09)	Roy W. Templin
05)	James C. Melville	10)	Cherryl T. Thomas
The Board of Directors recommends you vote FOR the following proposals:
2.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2017.
3.	To approve, on an advisory basis, our executive compensation program.
The Board of Directors recommends you vote one (1) year on the following proposal:
4.	To approve, on an advisory basis, the frequency with which shareholders will be presented with the non-binding proposal to approve the compensation of the named executive officers (every 1, 2 or 3 years).

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any postponement or adjournment thereof.